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                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM T-1
                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                            ------------------------

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                   OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)

                            ------------------------

                     U.S. TRUST COMPANY OF CALIFORNIA, N.A.
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                                                                95-4311476
                                                             (I.R.S. EMPLOYER
                                                           IDENTIFICATION NO.)
     515 SOUTH FLOWER STREET, SUITE 2700
               LOS ANGELES, CA                                    90071
            (ADDRESS OF PRINCIPAL                               (ZIP CODE)
              EXECUTIVE OFFICES)

                                   DWIGHT LIU
                      515 SOUTH FLOWER STREET, SUITE 2700
                         LOS ANGELES, CALIFORNIA 90071
                                 (213) 861-5000

 (NAME, ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                            ------------------------

                       ALL AMERICAN COMMUNICATIONS, INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                   DELAWARE                                     95-3803222
         (STATE OR OTHER JURISDICTION                        (I.R.S. EMPLOYER
      OF INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NO.)

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                       808 WILSHIRE BOULEVARD, 4TH FLOOR
                             SANTA MONICA, CA 90401
                 (ADDRESS OF PRINCIPAL CHIEF EXECUTIVE OFFICES)

              10 7/8% SERIES A SENIOR SUBORDINATED NOTES DUE 2001
                        (TITLE OF INDENTURE SECURITIES)

GENERAL

1.  GENERAL INFORMATION

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

       Comptroller of the Currency
        490 L'Enfant Plaza East, S.W.
        Washington, D.C. 20219

        Federal Deposit Insurance Corporation
        550 17th Street, N.W.
        Washington, D.C. 20429

        Federal Reserve Bank (12th District)
        San Francisco, California

     (b) Whether it is authorized to exercise corporate trust powers.

     The trustee is authorized to exercise corporate trust powers.

2.  AFFILIATIONS WITH THE OBLIGOR

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

     3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15.

     The obligor currently is not in default under any of its outstanding securities for which U.S. Trust Company of California, N.A. is Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15
of Form T-1 are not required under General Instruction B.

16.  LIST OF EXHIBITS

     T-1.1 -- A copy of the Articles of Association of U.S. Trust Company of California, N.A. currently in effect; incorporated herein by reference to Exhibit T-1.1 filed with Form T-1 Statement, Registration No. 33-33031.

     T-1.2 -- Included in Exhibit T-1.1

     T-1.3 -- Included in Exhibit T-1.1

     T-1.4 -- A copy of the By-Laws of U.S. Trust Company of California, N.A., as amended to date; incorporated by reference to Exhibit T-1.4 filed with Form T-1 Statement, Registration No. 33-54136.

     T-1.6 -- The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939; incorporated herein by reference to Exhibit T-1.6 filed with Form T-1 Statement, Registration No. 33-33031.

     T-1.7 -- A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority
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NOTE

     As of October 24, 1996 the Trustee had 20,000 shares of Capital Stock outstanding, all of which are owned by U.S. Trust Corporation

     The responses to Items 2, 5, 6, 7, 8, 9, 10, 11 and 14 set forth the information requested as though U. S. Trust Company of California, N.A. and U.S. Trust Corporation were the "trustee."

     In answering Item 2 in this statement of eligibility as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information. Pursuant to the requirements of the Trust Indenture of Act of 1939, the trustee, U.S. Trust Company of California, N.A., a corporation organized and existing under the laws of the State of California, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, and State of California, on the 24th day of October 1996.

                                          U.S. TRUST COMPANY OF CALIFORNIA, N.A.
                                          Trustee

                                          By:       /s/  Sandee Parks

                                            ------------------------------------
                                                        Sandee Parks
                                                    Authorized Signatory